================================================================================

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                               BriteSmile, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]       No fee required

[ ]       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.

          1)  Title of each class of securities to which transaction applies:

              _________________________________________________________________

          2)  Aggregate number of securities to which transaction applies:

              _________________________________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              _________________________________________________________________


          4)  Proposed maximum aggregate value of transaction:

              _________________________________________________________________

          5)  Total fee paid:

              _________________________________________________________________

[ ]       Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the For of Schedule and the date of its filing.
          1)  Amount Previously Paid:___________________________________________
          2)  Form, Schedule or Registration Statement No.______________________
          3)  Filing Party:_____________________________________________________
          4)  Date Filed:_______________________________________________________

================================================================================

                               BRITESMILE, INC.
                             490 North Wiget Lane
                        Walnut Creek, California 94598
                                (925) 941-6260

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 31, 2000

To the Shareholders:

   Notice is hereby given that a Special Meeting of the Shareholders of BriteSmile, Inc. (the "Company") will be held at 490 North Wiget Lane, Walnut Creek, California 94598 on Monday, January 31, 2000, at 9:00 a.m., local time, and at any postponement or adjournment thereof, for the following purposes, which are discussed in the following pages and which are made part of this
Notice:

  1. To approve a proposal to amend and restate the Articles of Incorporation of the Company in the form attached as Exhibit A; and

  2. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

   The Company's Board of Directors has fixed the close of business on January 4, 2000 as the record date for the determination of shareholders having the right to notice of, and to vote at, the Special Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose related to the meeting during ordinary business hours at the offices of the Company at 490 North Wiget Lane, Walnut Creek, California 94598 during the ten days prior to the meeting.

   You are requested to date, sign and return the enclosed Proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying Proxy Statement and Proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope, whether or not you expect to attend the meeting. The giving of your proxy as requested will not affect your right to vote in person if you decide to attend the meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

                                          By Order of the Board of Directors,

                                          Paul A. Boyer, Secretary

Walnut Creek, California
January 10, 2000

                                BRITESMILE, INC.
                              490 North Wiget Lane
                         Walnut Creek, California 94598
                                 (925) 941-6260

                              ------------------

                                PROXY STATEMENT

                              ------------------

                        SPECIAL MEETING OF SHAREHOLDERS

   The enclosed Proxy is solicited by the Board of Directors of BriteSmile, Inc. (the "Company") for use in voting at the Special Meeting of Shareholders to be held at 490 North Wiget Lane, Walnut Creek, California 94598 on January 31, 2000, at 9:00 a.m., local time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Special Meeting in accordance with the instructions of the shareholder completing the proxy. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Special Meeting, by giving written notice to the Company's Secretary prior to the Special Meeting, or by giving a later dated proxy.

   The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Action on a matter is approved if the votes properly cast favoring the action exceed the votes cast opposing the action. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Special Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

   LCO Investments Ltd., the Company's principal shareholder, currently owns or controls approximately 63% of the Company's outstanding shares of Common Stock. LCO has agreed with a prospective new investor that it will vote all of its shares in favor of the proposal to amend and restate the Company's articles as explained in this Proxy Statement. Accordingly, adoption of the new Amended and Restated Articles is assured.

   The close of business on January 4, 2000 has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Special Meeting. Each share will be entitled to one vote on all matters. As of the record date there were 20,140,925 shares of the Company's Common Stock outstanding and entitled to vote. For a description of the principal holders of the Company's Common Stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

   This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about January 10, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information as of January 4, 2000 regarding beneficial stock ownership of (i) all persons known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each person who served at any time during the Company's last completed fiscal year as the Company's CEO, (iv) the Company's four most highly compensated executive officers other than the CEO who were serving as officers at March 31, 1999 (the end of the Company's last completed fiscal year), and (v) all officers and directors of the Company as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them except as otherwise indicated.

    Name and Address     Number of Shares Beneficially Owned Percent of Outstanding Shares(/17/)
    ----------------     ----------------------------------- -----------------------------------
Executive Officers and
 Directors
Anthony M. Pilaro.......             12,614,438(1)                          62.6%
 36 Fitzwilliam Place
 Dublin 2, IRELAND
John L. Reed............              1,005,409(2)                          4.91%
 490 North Wiget Lane
 Walnut Creek, CA 94598
Linda S. Oubre..........                107,696(3)                             *
 490 North Wiget Lane
 Walnut Creek, CA 94598
Andrew J. Hofmeister....                 97,397(4)                             *
 490 North Wiget Lane
 Walnut Creek, CA 94598
David W. Bruhin.........                 92,831(5)                             *
 490 North Wiget Lane
 Walnut Creek, CA 94598
Paul Dawson.............                327,397(6)                          1.62%
 36 Fitzwilliam Place
 Dublin 2, Ireland
Richard V. Trefz........                152,831(7)                             *
 490 North Wiget Lane
 Walnut Creek, CA 94598
Michael F. Bonner.......                100,000(8)                             *
 Airport Business Center
 200 Diplomat Drive, Bay
  204
 Lester, PA 19113
R. Eric Montgomery......                309,707(9)                          1.52%
 29 Fairview Road
 P. O. Box 487
 Monterey, MA 01245
Jennifer Scott..........                 40,423(10)                            *
 121 Madison Ave.
 Apt. 6-I
 New York, N.Y. 10016
Bruce V. Wainright......                 69,177(11)                            *
 1121 Silver Oaks Ct.
 Raleigh, N.C. 27614

    Name and Address     Number of Shares Beneficially Owned Percent of Outstanding Shares(/17/)
    ----------------     ----------------------------------- -----------------------------------
Peter Schechter.........                 20,000(12)                            *
 1850 M Street, Suite
  560
 Washington, D.C. 20036
Bradford G. Peters......                456,621(13)                         2.27%
 1633 Broadway, 33rd
  Floor
 New York, New York
  10019
Harry Thompson..........                100,000(14)                            *
 169 East 78th Street
 New York, New York
  10021
All Officers and
 Directors..............             15,493,927(15)                         72.4%
 as a Group (14 persons)
LCO Investments
 Limited................             12,614,438(16)                         62.6%
 Canada Court
 Upland Road
 St. Peter Port
 Guernsey
 Channel Islands

--------
  *  Constitutes less than 1%.

 (1) Represents 12,429,438 shares owned directly or beneficially by LCO Investments Limited, and 185,000 shares held by entities over which CAP Advisers Limited shares voting power. Mr. Pilaro is Chairman of CAP Advisers Limited. CAP Advisers is the sole trustee of the ERSE Trust, of which LCO Investments Limited is a wholly-owned subsidiary. Mr. Pilaro disclaims beneficial ownership of Company shares owned by LCO.
 (2) Includes 655,409 shares owned beneficially, and 350,000 shares which Mr. Reed has the right to acquire upon the exercise of vested options at $2.50 per share.
 (3) Includes 27,696 shares owned beneficially, and options to purchase 80,000 shares presently exercisable at $1.75 per share.
 (4) Includes 37,397 shares owned beneficially, options to purchase 40,000 shares presently exercisable at $1.75 per share, options to purchase 10,000 shares presently exercisable at $2.75 per share, and options to purchase 10,000 shares presently exercisable at $13.375 per share.
 (5) Includes 22,831 shares owned beneficially, options to purchase 50,000 shares presently exercisable at $1.75 per share, options to purchase 10,000 shares presently exercisable at $1.00 per share, and options to purchase 10,000 shares presently exercisable at $2.75 per share.
 (6) Includes 227,397 shares owned beneficially, and 100,000 shares which Mr. Dawson has the right to acquire upon the exercise of vested options at $6.00 per share.
 (7) Includes 47,831 shares owned beneficially, and options to purchase 105,000 shares presently exercisable at $1.75 per share.
 (8) Includes 50,000 shares owned beneficially, and options to purchase 50,000 shares presently exercisable at $1.00 per share.
 (9) Includes 34,707 shares owned beneficially of record by Mr. Montgomery, options to purchase 175,000 shares presently exercisable at $1.75 per share, and options to purchase 100,000 shares held by Oraceutical LLC presently exercisable at $1.75 per share. Mr. Montgomery is a Manager of Oraceutical LLC.
(10) Includes 20,423 shares owned beneficially, and options to purchase 20,000 shares presently exercisable at $1.0625 per share.

(11) Includes 38,677 shares owned beneficially, options to purchase 20,000 shares presently exercisable at $2.50 per share, and options to purchase 10,500 shares presently exercisable at $6.375 per share.
(12) Represents options to purchase 20,000 shares presently exercisable at $11.25 per share.
(13) Includes 456,621 shares owned by Andrew J. McKelvey over which Mr. Peters has or shares investment control.
(14) Includes options to purchase 100,000 shares presently exercisable at $1.50 per share.
(15) Includes presently exercisable options to purchase 1,260,500 shares.
(16) Represents 12,429,438 shares owned directly or beneficially by LCO Investments Limited, and 185,000 shares held by entities over which CAP Advisers Limited shares voting power. LCO Investments Limited is a wholly-owned subsidiary of the ERSE Trust. The sole trustee of the ERSE Trust is CAP Advisers Limited. Mr. Pilaro, a director of the Company, is Chairman of CAP Advisers Limited. Mr. Pilaro disclaims beneficial ownership of Company shares owned by LCO.
(17) All percentages are calculated based upon a total number of shares outstanding of 20,140,925 as of January 4, 2000, plus that number of options exercisable within the next 60 days by the named security holder.

                               ----------------

       PROPOSAL 1-- ADOPT AMENDED AND RESTATED ARTICLES OF INCORPORATION

   At the Special Meeting, the shareholders will consider and vote upon a proposal to amend and restate in one document the Articles of Incorporation of the Company, in the form of the Amended and Restated Articles of Incorporation (the "New Articles") attached as Exhibit A and by this reference made a part hereof.

 Background

   The Company was initially incorporated in Utah in 1984. In 1992, the Utah legislature repealed the state's Business Corporation Act and adopted the Revised Utah Business Corporation Act (the "Revised Act"). Adoption of the Revised Act reflected an effort by the state legislature to modernize and update Utah's laws regarding business corporations. Since the adoption of the Revised Act, the Company has amended its Articles of Incorporation only once in 1998 for the sole purpose of changing the name of the Company to BriteSmile, Inc. The Board of Directors believes the Company should adopt the following amendments to its Articles of Incorporation to take advantage of certain corporate law changes adopted in Utah's Revised Act, to simplify and clarify the Company's corporate charter, to facilitate future financings of the Company in general, and in particular, to satisfy a condition precedent to closing a stock purchase agreement between the Company and prospective private investors.

 Business Purpose and Powers

   Article III of the current Articles of Incorporation of the Company (the "Old Articles") provides that the business purpose of the Company is "the research, development, manufacture and sale of lasers and all business associated therewith," and that the Company "shall have all of the powers granted or allowed by the Utah Business Corporation Act, as may be amended from time to time, and all of the powers necessary or convenient to effect any or all of the purposes for which this corporation is organized."

   In keeping with the change of the Company's core business to teeth whitening, the development and use of light-activated teeth whitening devices, and to facilitate the Company's securing of future financing of this new area of business, the Board of Directors has proposed that the Company amend Article III of the Old Articles to provide that the business purpose of the Company will include "any and all lawful acts, activities, and pursuits for which corporations may presently or hereafter be organized under the Revised Act." In particular, the closing of the sale of shares of the Company's Common Stock pursuant to a stock purchase agreement with private investors is conditioned on satisfaction of various conditions precedent, including the Company's calling of a Special Meeting of Shareholders for the purpose of updating and expanding the business purpose clause of the Old Articles as explained above.

   The broader "purpose" language of the proposed New Articles is used routinely in the articles of incorporation of other companies. Although the Company's Board is not aware of specific new lines of business opportunities for the Company, the Board believes that the proposed expansion and updating of the Company's business purpose clause will give the Company the flexibility to take advantage of future business opportunities that may arise which complement its current teeth whitening business.

   The New Articles will also amend the "powers" clause of the Company's Articles of Incorporation. Proposed Article II of the New Articles does not reflect a substantive change from the Old Articles, but simplifies the Articles to provide that the Company has "all powers allowed by law," including but not limited to certain generic powers enumerated in the Revised Act. The Old Articles attempts to list the powers of the Company. The Company desires to avoid the enumeration of specific powers so that the listing of specific powers is not misinterpreted to limit the meaning of the grant of general powers.

 Duration

   The New Articles delete Article II of the Old Articles, which provided that the duration of Company is perpetual. Old Article II is unnecessary because Utah law presumes that the duration of all corporations is perpetual.

 Limitation of Liability of Directors

   Article IV of the New Articles is not a substantive change from the Old Articles. However, new Article IV conforms the language of the Company's charter with current language of the Revised Act regarding limitations on the personal liability of the Company's directors to its shareholders for breach of duties to the Company. New Article IV provides that no director of the Company will be personally liable to the Company or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except as specifically provided. The limitation of liability thus provided does not extend to: (a) the amount of a financial benefit received by a director to which he is not entitled, (b) an intentional infliction of harm on the Company or its shareholders, (c) violation of the provisions of the Revised Act regarding unlawful corporate distributions to shareholders, and (d) intentional violations of criminal law.

 Pre-emptive Rights

   The New Articles delete Article VI of the Old Articles, which provides that the shareholders shall not have pre-emptive rights to acquire shares of Common Stock of the Company. Article VI of the Old Articles is unnecessary because the Revised Act now provides that shareholders do not have pre-emptive rights unless the Company's articles provide otherwise.

 Power of Directors to Mortgage or Pledge Property

   The New Articles delete Article VII of the Old Articles, which provides that directors have the right to mortgage or pledge property or assets of the Company. This Article is unnecessary because the Revised Act Utah law provides this power to directors, unless specifically restricted in the articles.

 Common Directors

   The New Articles delete Article VIII of the Old Articles, which provided a safe harbor for directors that may have a conflict of interest with respect to actions taken by the Company. Article VIII of the Old Articles is unnecessary because director conflict of interest transactions are governed by the specific provisions of Sections 16-10a-850 through 853 of the Revised Act, which cannot be restricted or limited by conflicting provisions in the Company's Articles.

 Action by Shareholder Consent

   Section V of the New Articles provides that, consistent with the statutory provisions of Section 16-10a-704 of the Revised Act, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting, and without prior written notice, if written consent to the action is obtained from holders of the Company's outstanding shares of Common Stock having not less than the minimum votes necessary to authorize the action.

   This proposed amendment is designed to enable the Company to take shareholder action without incurring the expense and delays commonly associated with holding special meetings of shareholders for the approval of Company actions requiring shareholder approval. At present, the practical effect and potential savings in time and expense of Section V of the New Articles is limited. Current rules of the American Stock Exchange require that a company listed on the Exchange hold a meeting of its stockholders and solicit proxies (pursuant to a proxy statement conforming to the proxy rules of the Securities and Exchange Commission), unless the Exchange expressly permits the solicitation of written consents from all stockholders of record in lieu of holding a special meeting. AMEX rules also provide that written consents of shareholders may not be used at any time in connection with the election of directors or for other major corporate action.

   The Company intends to maintain its listing on AMEX, or on some other national exchange or recognized national securities market. Accordingly, the practical benefit to the Company of soliciting shareholder consents rather than calling special meetings of shareholders would be the saving of costs associated with holding a meeting, such as the reservation and rental of the meeting facility, travel costs for shareholders, and the formalities of conducting a meeting such as presentations by officers and vote tabulation at the meeting by inspectors of election.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL
             TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY.

                               ----------------

                                 OTHER MATTERS

   As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, and has not been informed that any other person intends to present, a matter for action at the Special Meeting other than as set forth herein and in the Notice of Special Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

   The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this proxy solicitation will be borne by the Company.

                                          By Order of the Board of Directors

                                          Paul A. Boyer, Secretary

Walnut Creek, California
January 10, 2000

                                   APPENDICES

1. FORM OF PROXY

2. FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                                                       EXHIBIT A

                               ARTICLES ADOPTING

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                BRITESMILE, INC.

   Pursuant to Section 16-10a-1007 of the Utah Revised Business Corporation Act, as amended (the "Act"), BriteSmile, Inc., a Utah corporation (the "Corporation"), adopts the following Articles of Amendment and Restatement of its Articles of Incorporation, which amendment constitutes an amendment and restatement of the Articles of Incorporation of the Corporation.

   FIRST: The name of the Corporation is BriteSmile, Inc.

   SECOND: The Corporation's Articles of Incorporation are hereby amended and restated to read in their entirety as follows:

                                ARTICLE I--NAME

   The name of this corporation is BriteSmile, Inc.

                        ARTICLE II--PURPOSES AND POWERS

   The Corporation is organized to engage in any and all lawful acts, activities, and/or pursuits for which corporations may presently or hereafter be organized under the Utah Revised Business Corporation Act.

   The Corporation shall have all powers allowed by law, including without limitation those powers described in Section 16-10a-302 of the Utah Revised Business Corporation Act, as amended and supplemented. The purposes stated herein shall be construed as powers as well as purposes and the enumeration of a specific purpose or power shall not be construed to limit or restrict the meaning of general terms or the general powers; nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature.

                           ARTICLE III--CAPITAL STOCK

   The aggregate number of shares of Common Stock which this corporation shall have authority to issue is Fifty Million (50,000,000) shares, $0.001 par value per share. All voting rights of the Corporation shall be exercised by the holders of the Common Stock and the holders of the Common Stock of the Corporation shall be entitled to receive the net assets of the Corporation upon dissolution. All shares of the Common Stock shall be fully paid and nonassessable.

                      ARTICLE IV--LIMITATION OF LIABILITY

   Within the meaning of and in accordance with Section 16-10a-841 of the Utah Revised Business Corporation Act:

     (1) No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except as provided in this
  Article IV.

     (2) The limitation of liability contemplated in this Article IV shall not extend to (a) the amount of a financial benefit received by a director to which he is not entitled, (b) an intentional infliction of harm on the Corporation or its shareholders, (c) a violation of Section 16-10a-842 of the Utah Revised Business Corporation Act, or (d) an intentional violation of criminal law.

     (3) Any repeal or modification of this Article IV by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     (4) Without limitation, this Article IV shall be applied and interpreted, and shall be deemed to incorporate, any provision of the Utah Revised Business Corporation Act, as the same exists or may hereafter be amended, any provision of any act that may replace or supplement the Utah Revised Business Corporation Act, as well as any applicable interpretation of Utah law, so that personal liability of directors and officers of the Corporation to the Corporation or its shareholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by Utah law.

                    ARTICLE V--ACTION BY SHAREHOLDER CONSENT

   Within the meaning of and in accordance with Sections 16-10a-704 and 1704(4) of the Utah Revised Business Corporation Act, and subject to the qualifications and limitations thereof, and of any applicable rules of any exchange or market on which the Company's shares may be traded:

   Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

   THIRD: These Amended and Restated Articles of Incorporation were recommended to the shareholders by the Board of Directors pursuant to a resolution of the Board of Directors dated December 22, 1999, and adopted by the holders of a majority of the Company's issued and outstanding shares of Common Stock at a
Special Meeting of Shareholders of the Company held on                , 2000.

   FOURTH: The number of shares of Common Stock of the Corporation outstanding
and entitled to vote thereon at the time of such adoption was                 ,
with        shares being represented at the meeting. The number of votes cast
in favor of adoption of the Articles was                 . The number of votes
cast against adoption of the Articles was          .

   DATED effective this       day of January, 2000.

                                          BRITESMILE, INC.


                                          By: _________________________________
                                             Paul A. Boyer, CFO and Secretary

                                BRITESMILE, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints John L. Reed and Paul A. Boyer and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on January 4, 2000 at the Special Meeting of Shareholders to be held at 490 North Wiget Lane, Walnut Creek, California 94598, on Monday, January 31, 2000, at 9:00 a.m., local time, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                          (Continued on reverse side)

1. To adopt and approve the            2. In their discretion, the Proxies are
   amendments to the Company's            authorized to vote upon such other
   Articles of Incorporation in the       business as may properly come before
   form of the Amended and Restated       the Special Meeting.
   Articles of Incorporation
   attached as Exhibit A to the
   Company's Proxy Statement dated
   January 10, 2000.


                                       DATED: ___________________________, 2000


                                       ________________________________________
  [_] FOR   [_] AGAINST  [_] ABSTAIN   Signature


                                       ________________________________________
                                       Signature of joint holder, if any

                                       PLEASE SIGN EXACTLY AS THE SHARES ARE
                                       ISSUED. WHEN SHARES ARE HELD BY JOINT
                                       TENANTS, BOTH SHOULD SIGN. WHEN SIGNING
                                       AS ATTORNEY, AS EXECUTOR, ADMINISTRA-
                                       TOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
                                       FULL TITLE AS SUCH. IF A CORPORATION,
                                       PLEASE SIGN IN FULL CORPORATE NAME BY
                                       PRESIDENT OR OTHER AUTHORIZED OFFICER.
                                       IF A PARTNERSHIP, PLEASE SIGN IN PART-
                                       NERSHIP NAME BY AUTHORIZED PERSON.
                                       PLEASE DATE, SIGN AND RETURN THIS PROXY
                                       CARD PROMPTLY USING THE ENCLOSED
                                       ENVELOPE